Exhibit 99.2

LEADING THE CLEAN ENERGY TRANSFORMATION 2025 Second Quarter Results & Outlook July 31, 2025

2 Enter “so what” if necessary – Century Gothic, Bold, Size 18 or smaller This presentation is made as of the date hereof and contains “forward - looking statements” as defined in Rule 3b - 6 of the Securit ies Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward - looking statements are subject to risks and uncertainties. All forward - lo oking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commissi on filings. Forward - looking statements should be read in conjunction with “FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s most recent Form 10 - K and as updated in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy’s and Cons ume rs Energy’s “FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors th at could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no ob ligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non - GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com . Investors and others should note that CMS Energy routinely posts important information on its website and considers the Inves tor Relations section, www.cmsenergy.com/investor - relations , a channel of distribution. Presentation endnotes are included after the appendix. 2

Investment Thesis . . .



Clean Energy Leader
Infrastructure Renewal
Constructive Legislation & Regulation
Affordable Prices
Attractive & Diversified Territory
Strong Cash Flow & Balance Sheet
Investors
Co-workers
Customers
CMS ENERGY

Over two decades of industry-leading financial performance

Industry-leading clean energy commitments

Excellence through the CE WAY

Top-tier regulatory jurisdiction[a] with attractive growth

Premium total shareholder return
6% to 8% adjusted EPS growth + ~3% dividend yield

Presentation endnotes are included after the appendix.

. . . is simple, clean and lean.

3

Expansive Economic Development Efforts . . .

Economic Development

(MW)



~9,000 additional opportunity
Other
Manufacturing
Data Centers
New Announcement
Up to 1 GW
Reached agreement with large data center
2% to 3% long-term growth
~900
Manufacturing
Data Centers
>1,300
Manufacturing
Data Centers
Other
Historical Contracted Load '16 - '24
5-year Plan '25 - '29
Not in Plan



Electric
Gas
Combined
2022 New Load
2023 New Load
2024 New Load

Cities on the Rise: #1 Grand Rapids, MI
– as ranked by LinkedIn 2025

U.S. State Ranking: #6 for doing business
– as ranked by CNBC 2025

Northland Corporation
High-end appliance products
$21M investment
~200 jobs

Corewell Health
~$80M investment
~240 jobs

Switch
~230 MW contracted

Ford Blue Oval Battery Park
~$2,600M investment
~1,700 jobs

Benteler Automotive
Battery component production
$105M investment
~170 jobs

Saab Inc.
Military & civil security
$75M investment
~70 jobs

Corning Inc.
Solar production facility
$900M investment
~1,100 jobs

Hemlock Semiconductor
~$375M investment
~175 jobs

. . . drive diversified growth, including data centers, across Michigan and reduce customer rates.

4

Key Affordability Drivers. . .

Key Affordability Drivers

✓ **Economic development**



- 2% to 3% long-term annual sales growth with upward pressure from growing demand
- ~9 GW pipeline opportunity, including data centers

✓ **CE WAY and episodic cost savings**

- ~$70M savings per year
- Lower operating and PPA costs

✓ **Energy Waste Reduction programs**

- >2% reduction in customer usage per year; ~$7.3B in customer savings since 2009

Long-Term Customer Investment

	Not in Plan
Electric Reliability Roadmap • Up to 400 miles/yr undergrounding • 20K/yr poles replaced	$10B
Renewable Energy Plan • +8 GW solar, +2.8 GW wind • Supports MI's renewable mandates	$10B
Integrated Resource Plan (2026) • Additional storage • New gas capacity	$5B+[a]
Total Capex Opportunity	$25B+[a]

Presentation endnotes are included after the appendix.

. . . support long-term and growing customer investment backlog.

5

CMS Energy is Well-Positioned . . .

Federal Actions	Considerations	CMS Energy Response
One Big Beautiful Bill Act		
Utility	• Safe harbor pipeline	✓ Expect safe harbor[a] through 2029 ✓ Utility PPAs with FCM adder – and continued interest from developers to pull projects forward for potential BTA
	• Affordability • Transferability • Capex opportunities	✓ CE Way/episodic savings ✓ Transferability[a] in Plan at Utility derisked ✓ MI Energy Law (100% clean energy by 2040)
NorthStar	• Safe harbor pipeline • Commercial renewables • Earnings contribution	✓ Expect safe harbor[a] through 2028 ✓ DIG re-contracting ✓ Capital allocation flexibility
Campbell (DOE Order)	• Cost recovery • Compliance • Additional capacity	✓ Filed w/FERC (June 6th) for cost recovery from North and Central MISO customers ✓ Dispatching as baseload
Tariff Impacts	• Cost containment	✓ Manageable inflationary impacts skewed toward capital ($240K exposure to date)
	• Material availability	✓ ~90% of supply chain domestically sourced with broad vendor redundancy

Presentation endnotes are included after the appendix.

. . . to continue to drive 6% to 8% long-term growth.

6

Michigan's Strong Regulatory Environment . . .

CMS ENERGY

Supportive Energy Policy

- **Timely recovery of investments**
  - ✓ Forward-looking test years/earn authorized ROEs
  - ✓ 10-month rate cases
  - ✓ Monthly fuel adjustment trackers (PSCR/GCR)
  - ✓ Constructive ROEs

- **Supportive incentives enhanced w/ 2023 Michigan Energy Law**
  - ✓ Energy efficiency incentives
  - ✓ FCM adder on PPAs

- **Appointed commissioners**
  - ✓ Commissioner Shaquila Myers (appointed July 2025)

2025

Electric

- ✓ Mar. 21st: Order $176M[a], 9.9% ROE U-21585
- Jun. 2nd: Filed $460M, 10.25% ROE U-21870

Gas

- June 25th: Revised $217M, 10.25% ROE U-21806
- By Oct. 16th: Expected Order U-21806

Renewable Energy Plan (REP)

- By Sep. 15th: Expected Order U-21816

Highlights

- ✓ Storm expense deferral approved
- ✓ Independent 3rd party distribution audit supports Electric Reliability Roadmap
- Support for gas infrastructure (~95% capital)

Presentation endnotes are included after the appendix.

. . . provides constructive outcomes and forward-looking visibility.

7

8 Commentary Amount Financial Results & Outlook . . . . . . on track to deliver in 2025 and beyond. Long - Term Outlook 2025 Full - Year Outlook YTD 2025 Results $1.73 Adjusted EPS Toward the high end Up 11¢ $3.06 – $3.12 $2.17 Adjusted EPS Guidance Annual Dividend Per Share (DPS) Toward the high end Consistent DPS growth Up $3 vs. prior plan +6% to +8% Adjusted EPS Growth Dividend Payout Ratio Utility Capital Plan ($B) a $20 $3.54 – $3.60 Well - positioned to deliver ~60% payout over time Presentation endnotes are included after the appendix.

9 2024 Weather Rates, Renewables & Investment Reliability, Storms incl. Productivity Parent Financing, Tax & Other Normal Weather Rates, Renewables & Investment Reliability, Storms incl. Productivity Parent Financing, Tax & Other 2025 2025 Adjusted EPS . . . . . . continued confidence toward the high end. First Half 10¢ Six Months To - Go 10 ¢ – 16 ¢ Presentation endnotes are included after the appendix. $3.54 – $3.60 32 ¢ $3.34 9 ¢ (27)¢ 11 ¢ 18¢ (14) ¢ – (20)¢ (4)¢ 1¢ First Half $1.73 First Half $ 1.63 2025 2024 $1.67 $1.61 Reported EPS 0.06 0.02 Adjustments a $ 1.73 $ 1.63 Adjusted EPS a First Half EPS Results

Strong Balance Sheet . . .

Consumers Energy	S&P	Moody's	Fitch
Senior Secured	A	A1	A+
Commercial Paper	A-2	P-2	F-2
Outlook	Stable	Stable	Stable
CMS Energy			
Senior Unsecured	BBB	Baa2	BBB
Junior Subordinated	BBB-	Baa3	BB+
Outlook	Stable	Stable	Stable
Last Review	**Dec. 2024**	**May 2025**	**Mar. 2025**

Key Strengths

- ✓ **Forward-looking recovery**
- ✓ **Constructive rate construct**
- ✓ **Strong operating cash flow generation**

- ✓ **100% fixed rate debt**
- ✓ **Hybrid debt (w/ equity credit)**
- ✓ **Limited near-term maturities**

. . . maintains credit metrics and solid investment-grade ratings.

10

11 YTD Plan ($M) ($M) Consumers Energy: $1,125 $1,125 First Mortgage Bonds CMS Energy: $1,000 $1,270 New Debt Issuances -- Up to $500 Planned Equity Retirements (incl. term loans): -- None Consumers Energy $600 $850 CMS Energy Existing Facilities $1,100M (Dec - 2027) $550M (Dec - 2027) $250M (Nov - 2025) Consumers Energy CMS Energy Financings 2025 Planned Financings . . . . . . fund customer investments and provide ample liquidity. Presentation endnotes are included after the appendix. ~$2.7B a of net liquidity ~$350M priced favorably to Plan x

12 Recession Industry - Leading Financial Performance . . . . . . for over two decades, regardless of conditions. 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025+ Recession Adjusted EPS Dividend +6% to +8% Weather Help Hurt Cold winter Mild summer Warm winter Hot summer Mild summer Cold winter Polar vortex Mild summer Warm winter Hot summer Hot summer Summer - less Storms Hot summer Storms Hot summer Warm winter Warm winter Mild winter Governor (D) Governor (R) Governor (D) Commission (D) Commission (D) Commission (R) Commission (I) Commission (D) Dave Joos John Russell Patti Poppe K. Whipple Recession / Pandemic Garrick Rochow Mild w/ storms Hot summer Mild w/ storms

13 13 Q&A Thank You!

14 14 Appendix

Updated Customer Investment Plan . . .

New Utility Investment Plan

Rate Base Growth



Up $3B from prior plan
68% Electric utility investment
26%
'25 – '29
$20B
42%
32%
~8½%/yr[a]
$26.2B
$39.4B
2024
2029
Clean Energy Generation
Electric Distribution & Other
Gas Utility

Non-Rate Base Earnings[b]

- ✓ ~$20M pre-tax for FCM by 2029
- ✓ ~$60M/yr pre-tax for Energy Efficiency incentive
- ✓ NorthStar – DIG re-contracting opportunities

Presentation endnotes are included after the appendix.

. . . delivers benefits for customers and investors.

15

16 16 Endnotes

17 Presentation Endnotes Slide 3: a UBS Research, 2025 state rankings and D.C. Slide 5: a $5B estimate reflects preliminary estimate Slide 6: a Assumptions are based on pre - existing safe harbor provisions Slide 7 : a $176M order includes a $22M surcharge related to distribution investments made in 2023 above prior approved levels Slide 8: a $20B utility capital investment plan (2025 - 2029), up $3B from prior plan (2024 - 2028) Slide 9: a Adjusted EPS; see GAAP reconciliation Slide 11 : a $1,870M in unreserved revolvers + $815M of unrestricted cash; excludes cash unavailable for debt retirement, such as cash hel d a t NorthStar Slide 15: a Assumes $2 6 .2B rate base in 2024, $39.4B in 2029, CAGR b Over plan period years 2025 - 2029 17

18 GAAP Reconciliation CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non - GAAP) basis and provides forward - lo oking guidance on an adjusted basis. During an oral presentation, references to “earnings” are on an adjusted basis. All references to net income ref er to net income available to common stockholders and references to earnings per share are on a diluted basis. Adjustments could include items such as disc ont inued operations, asset sales, impairments, restructuring costs, business optimization initiative, major enterprise resource planning software implementatio ns, changes in accounting principles, voluntary separation program, changes in federal and state tax policy, regulatory items from prior years, unrealized gains or lo sses from mark - to - market adjustments, recognized in net income related to NorthStar Clean Energy's interest expense, or other items. Management views adj usted earnings as a key measure of the company’s present operating financial performance and uses adjusted earnings for external communications with ana lysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate th e impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company's reported earnings in future per iods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The adju ste d earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the reported earnin gs. 18

CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income (Unaudited) 19 In Millions, Except Per Share Amounts Six Months Ended Three Months Ended 6/30/24 6/30/25 6/30/24 6/30/25 480 $ 500 $ 195 $ 198 $ Net Income Available to Common Stockholders Reconciling items: 6 8 2 5 Other exclusions from adjusted earnings** (1) (2) (*) (1) Tax impact - 12 - 12 State tax policy change * - - - Voluntary separation program (*) - - - Tax impact 485 $ 518 $ 197 $ 214 $ Adjusted net income – non - GAAP 297.9 299.0 298.5 299.1 Average Common Shares Outstanding - Diluted Diluted Earnings Per Average Common Share 1.61 $ 1.67 $ 0.65 $ 0.66 $ Reported net income per share Reconciling items: 0.02 0.02 0.01 0.01 Other exclusions from adjusted earnings** (*) (*) (*) (*) Tax impact - 0.04 - 0.04 State tax policy change * - - - Voluntary separation program (*) - - - Tax impact 1.63 $ 1.73 $ 0.66 $ 0.71 $ Adjusted net income per share – non - GAAP Less than $0.5 million or $0.01 per share. * Includes restructuring costs and business optimization initiative. **

20 CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income by Quarter (Unaudited) In Millions, Except Per Share Amounts 2024 2025 4Q 3Q 2Q 1Q 2Q 1Q 262 $ 251 $ 195 $ 285 $ 198 $ 302 $ Net Income Available to Common Stockholders Reconciling items: * * 2 4 4 * Electric utility and gas utility (*) (*) (*) (1) 11 (*) Tax impact - - - - 1 3 NorthStar Clean Energy - - - - (*) (1) Tax impact - - - - - - Corporate interest and other - - - - (*) - Tax impact (*) - - - - - Disposal of discontinued operations (gain) loss * - - - - - Tax impact 262 $ 251 $ 197 $ 288 $ 214 $ 304 $ Adjusted Net Income – Non - GAAP 298.7 298.8 298.5 297.2 299.1 299.1 Average Common Shares Outstanding – Diluted 0.87 $ 0.84 $ 0.65 $ 0.96 $ 0.66 $ 1.01 $ Diluted Earnings Per Average Common Share Reconciling items: * * 0.01 0.01 0.01 * Electric utility and gas utility (*) (*) (*) (*) 0.04 (*) Tax impact - - - - * 0.01 NorthStar Clean Energy - - - - (*) (*) Tax impact - - - - - - Corporate interest and other - - - - (*) - Tax impact (*) - - - - - Disposal of discontinued operations (gain) loss * - - - - - Tax impact 0.87 $ 0.84 $ 0.66 $ 0.97 $ 0.71 $ 1.02 $ Adjusted Diluted Earnings Per Average Common Share – Non - GAAP Less than $0.5 million or $0.01 per share. *